                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            -----------------------

               Date of Report (Date of earliest event reported):
                                 June 4, 2002


                        United States Steel Corporation
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            (Exact name of registrant as specified in its charter)

          Delaware                      1-16811                       25-1897152
      ---------------           ------------------------         --------------------
      (State or other           (Commission File Number)            (IRS Employer
      jurisdiction of                                            Identification No.)
       incorporation)


   600 Grant Street, Pittsburgh, PA                         15219-2800
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


                                (412) 433-1121
                        ------------------------------
                        (Registrant's telephone number,
                             including area code)

Item 5. Other Events

Effective with the first quarter of 2002, following the separation from Marathon Oil Corporation, formerly USX Corporation, United States Steel Corporation established a new internal financial reporting structure, which resulted in a change in reportable segments. In order to present corresponding segment information for earlier periods on a comparative basis, United States Steel Corporation is filing audited Financial Statements and Notes to conform
Footnote 8 "Segment Information" to the new reportable segment composition for the years ended December 31, 2001, 2000, and 1999.

In addition, filed herewith are supplemental schedules containing selected quarterly segment and other statistical information for the quarter ended March 31, 2002, selected quarterly and full year segment and other statistical information for the year 2001, and selected full year segment and other statistical information for the years 2000 and 1999 presented in accordance with the new reportable segment composition.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          23.    Consent of PricewaterhouseCoopers LLP
          99.1 United States Steel Corporation Consolidated Financial Statements and Notes for the years ended December 31, 2001, 2000 and 1999
          99.2   United States Steel Corporation Supplemental Statistics for
                 the quarter ended March 31, 2002
          99.3 United States Steel Corporation Supplemental Statistics for the quarters ended March 31, 2001, June 30, 2001, September 30, 2001 and December 31, 2001, and for the year ended December 31, 2001
          99.4 United States Steel Corporation Supplemental Statistics for the years ended December 31, 2000 and 1999.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President and Controller



Dated:  June 4, 2002